                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to sign the Annual Report on Form 10-K of Thomas & Betts Corporation for its fiscal year 1998, and any and all amendments and exhibits thereto, and to file the same and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act necessary to be done as fully to all intents and purposes as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         SIGNATURE                     DATE                          TITLE


/s/ Clyde R. Moore
---------------------------    President and Chief             February   3, 1999
Clyde R. Moore                 Executive Officer and                    ---
                               Director



---------------------------    Director                        February    , 1999
Ernest H. Drew                                                          ---



/s/ T. Kevin Dunnigan
---------------------------    Chairman of the Board           February   3, 1999
T. Kevin Dunnigan              and Director                             ---




---------------------------    Director                        February    , 1999
Jeananne K. Hauswald                                                    ---



/s/ Fred R. Jones
---------------------------    Vice President-Chief            February   3, 1999
Fred R. Jones                  Financial Officer                        ---




---------------------------    Director                        February    , 1999
Thomas W. Jones                                                         ---



                                     1 of 2

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to sign the Annual Report on Form 10-K of Thomas & Betts Corporation for its fiscal year 1998, and any and all amendments and exhibits thereto, and to file the same and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act necessary to be done as fully to all intents and purposes as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         SIGNATURE                     DATE                          TITLE



---------------------------    President and Chief             February    , 1999
Clyde R. Moore                 Executive Officer and                    ---
                               Director


/s/ Ernest H. Drew
---------------------------    Director                        February   3, 1999
Ernest H. Drew                                                          ---




---------------------------    Chairman of the Board           February    , 1999
T. Kevin Dunnigan              and Director                             ---




---------------------------    Director                        February    , 1999
Jeananne K. Hauswald                                                    ---




---------------------------    Vice President-Chief            February    , 1999
Fred R. Jones                  Financial Officer                        ---




---------------------------    Director                        February    , 1999
Thomas W. Jones                                                         ---



                                     1 of 2

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to sign the Annual Report on Form 10-K of Thomas & Betts Corporation for its fiscal year 1998, and any and all amendments and exhibits thereto, and to file the same and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act necessary to be done as fully to all intents and purposes as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         SIGNATURE                     DATE                          TITLE



---------------------------    President and Chief             February   , 1999
Clyde R. Moore                 Executive Officer and                    ---
                               Director



---------------------------    Director                        February    , 1999
Ernest H. Drew                                                          ---




---------------------------    Chairman of the Board           February    , 1999
T. Kevin Dunnigan              and Director                             ---



/s/ Jeananne K. Hauswald
---------------------------    Director                        February   3, 1999
Jeananne K. Hauswald                                                    ---




---------------------------    Vice President-Chief            February    , 1999
Fred R. Jones                  Financial Officer                        ---




---------------------------    Director                        February    , 1999
Thomas W. Jones                                                         ---



                                     1 of 2

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to sign the Annual Report on Form 10-K of Thomas & Betts Corporation for its fiscal year 1998, and any and all amendments and exhibits thereto, and to file the same and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act necessary to be done as fully to all intents and purposes as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


         SIGNATURE                     DATE                          TITLE



---------------------------    President and Chief             February    , 1999
Clyde R. Moore                 Executive Officer and                    ---
                               Director



---------------------------    Director                        February    , 1999
Ernest H. Drew                                                          ---




---------------------------    Chairman of the Board           February    , 1999
T. Kevin Dunnigan              and Director                             ---




---------------------------    Director                        February    , 1999
Jeananne K. Hauswald                                                    ---




---------------------------    Vice President-Chief            February    , 1999
Fred R. Jones                  Financial Officer                        ---



/s/ Thomas W. Jones
---------------------------    Director                        February   3, 1999
Thomas W. Jones                                                         ---



                                     1 of 2

         SIGNATURE                     DATE                          TITLE


/s/ Ronald B. Kalich, Sr.
---------------------------    Director                        February   1, 1999
Ronald B. Kalich, Sr.                                                   ---




---------------------------    Director                        February    , 1999
Robert A. Kenkel                                                        ---




---------------------------    Vice President-General          February    , 1999
Jerry Kronenberg               Counsel and Secretary                    ---




---------------------------    Director                        February    , 1999
Kenneth R. Masterson                                                    ---




---------------------------    Director                        February    , 1999
Thomas C. McDermott                                                     ---




---------------------------    Director                        February    , 1999
Jean-Paul Richard                                                       ---




---------------------------    Director                        February    , 1999
Jerre L. Stead                                                          ---




---------------------------    Director                        February    , 1999
William H. Waltrip                                                      ---




                                     2 of 2

         SIGNATURE                     DATE                          TITLE



---------------------------    Director                        February    , 1999
Ronald B. Kalich, Sr.                                                   ---



/s/ Robert A. Kenkel
---------------------------    Director                        February   3, 1999
Robert A. Kenkel                                                        ---




---------------------------    Vice President-General          February    , 1999
Jerry Kronenberg               Counsel and Secretary                    ---




---------------------------    Director                        February    , 1999
Kenneth R. Masterson                                                    ---




---------------------------    Director                        February    , 1999
Thomas C. McDermott                                                     ---




---------------------------    Director                        February    , 1999
Jean-Paul Richard                                                       ---




---------------------------    Director                        February    , 1999
Jerre L. Stead                                                          ---




---------------------------    Director                        February    , 1999
William H. Waltrip                                                      ---




                                     2 of 2

         SIGNATURE                     DATE                          TITLE



---------------------------    Director                        February    , 1999
Ronald B. Kalich, Sr.                                                   ---




---------------------------    Director                        February    , 1999
Robert A. Kenkel                                                        ---



/s/ Jerry Kronenberg
---------------------------    Vice President-General          February   3, 1999
Jerry Kronenberg               Counsel and Secretary                    ---




---------------------------    Director                        February    , 1999
Kenneth R. Masterson                                                    ---




---------------------------    Director                        February    , 1999
Thomas C. McDermott                                                     ---




---------------------------    Director                        February    , 1999
Jean-Paul Richard                                                       ---




---------------------------    Director                        February    , 1999
Jerre L. Stead                                                          ---




---------------------------    Director                        February    , 1999
William H. Waltrip                                                      ---




                                     2 of 2

         SIGNATURE                     DATE                          TITLE



---------------------------    Director                        February    , 1999
Ronald B. Kalich, Sr.                                                   ---




---------------------------    Director                        February    , 1999
Robert A. Kenkel                                                        ---




---------------------------    Vice President-General          February    , 1999
Jerry Kronenberg               Counsel and Secretary                    ---



/s/ Kenneth R. Masterson
---------------------------    Director                        February   2, 1999
Kenneth R. Masterson                                                    ---




---------------------------    Director                        February    , 1999
Thomas C. McDermott                                                     ---




---------------------------    Director                        February    , 1999
Jean-Paul Richard                                                       ---




---------------------------    Director                        February    , 1999
Jerre L. Stead                                                          ---




---------------------------    Director                        February    , 1999
William H. Waltrip                                                      ---




                                     2 of 2

         SIGNATURE                     DATE                          TITLE



---------------------------    Director                        February    , 1999
Ronald B. Kalich, Sr.                                                   ---




---------------------------    Director                        February    , 1999
Robert A. Kenkel                                                        ---




---------------------------    Vice President-General          February    , 1999
Jerry Kronenberg               Counsel and Secretary                    ---




---------------------------    Director                        February    , 1999
Kenneth R. Masterson                                                    ---



/s/ Thomas C. McDermott
---------------------------    Director                        February   1, 1999
Thomas C. McDermott                                                     ---




---------------------------    Director                        February    , 1999
Jean-Paul Richard                                                       ---




---------------------------    Director                        February    , 1999
Jerre L. Stead                                                          ---




---------------------------    Director                        February    , 1999
William H. Waltrip                                                      ---




                                     2 of 2

         SIGNATURE                     DATE                          TITLE



---------------------------    Director                        February    , 1999
Ronald B. Kalich, Sr.                                                   ---




---------------------------    Director                        February    , 1999
Robert A. Kenkel                                                        ---




---------------------------    Vice President-General          February    , 1999
Jerry Kronenberg               Counsel and Secretary                    ---




---------------------------    Director                        February    , 1999
Kenneth R. Masterson                                                    ---




---------------------------    Director                        February    , 1999
Thomas C. McDermott                                                     ---



/s/ Jean-Paul Richard
---------------------------    Director                        February   3, 1999
Jean-Paul Richard                                                       ---




---------------------------    Director                        February    , 1999
Jerre L. Stead                                                          ---




---------------------------    Director                        February    , 1999
William H. Waltrip                                                      ---




                                     2 of 2

         SIGNATURE                     DATE                          TITLE



---------------------------    Director                        February    , 1999
Ronald B. Kalich, Sr.                                                   ---




---------------------------    Director                        February    , 1999
Robert A. Kenkel                                                        ---




---------------------------    Vice President-General          February    , 1999
Jerry Kronenberg               Counsel and Secretary                    ---




---------------------------    Director                        February    , 1999
Kenneth R. Masterson                                                    ---




---------------------------    Director                        February    , 1999
Thomas C. McDermott                                                     ---




---------------------------    Director                        February    , 1999
Jean-Paul Richard                                                       ---



/s/ Jerre L. Stead
---------------------------    Director                        February   3, 1999
Jerre L. Stead                                                          ---




---------------------------    Director                        February    , 1999
William H. Waltrip                                                      ---




                                     2 of 2

         SIGNATURE                     DATE                          TITLE



---------------------------    Director                        February    , 1999
Ronald B. Kalich, Sr.                                                   ---




---------------------------    Director                        February    , 1999
Robert A. Kenkel                                                        ---




---------------------------    Vice President-General          February    , 1999
Jerry Kronenberg               Counsel and Secretary                    ---




---------------------------    Director                        February    , 1999
Kenneth R. Masterson                                                    ---




---------------------------    Director                        February    , 1999
Thomas C. McDermott                                                     ---




---------------------------    Director                        February    , 1999
Jean-Paul Richard                                                       ---




---------------------------    Director                        February    , 1999
Jerre L. Stead                                                          ---



/s/ William H. Waltrip
---------------------------    Director                        February   3, 1999
William H. Waltrip                                                      ---




                                     2 of 2